                                 SCHEDULE 14a
                                (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14a INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                                    OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_] Preliminary Proxy Statement  [_] Confidential, For Use of Commission Only
                                       (as permitted by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          SAZTEC INTERNATIONAL, INC.
                          --------------------------
               (Name of registrant as Specified in Its Charter)
          __________________________________________________________
   (Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)
              Payment of Filing Fee (Check the appropriate box):
                              [X] No fee required
 [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
              __________________________________________________
       (2)  Aggregate number of securities to which transaction applies:
              __________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              __________________________________________________
             (4)  Proposed maximum aggregate value of transaction:
                 ____________________________________________
                             (5)  Total fee paid:
                                ______________
             [_]  Fee paid previously with preliminary materials:
                   ________________________________________

  [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, of the form or schedule and the date of its filing.
                         (1)  Amount previously paid:
                             _____________________
              (2)  Form, Schedule or Registration Statement no.:
                   ________________________________________
                       (3)   Filing Party: _____________
                         (4)   Date Filed ___________

                          SAZTEC INTERNATIONAL, INC.

                      -----------------------------------

                  NOTICE OF ANNUAL MEETING ON APRIL 30, 2002
                              AND PROXY STATEMENT



       This Notice of Annual Meeting, Proxy Statement and Form of Proxy are being mailed to stockholders on or about April 10, 2002.

                               TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
NOTICE OF ANNUAL MEETING                                                                                         3

PROXY STATEMENT                                                                                                  4

GENERAL INFORMATION                                                                                              4

LEGAL PROCEEDINGS                                                                                                5

EXECUTIVE COMPENSATION                                                                                          5-6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                                                  7-8

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                                                                   9

ELECTION OF DIRECTORS                                                                                           9-11

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES                                                11-12

EXECUTIVE OFFICERS                                                                                              12

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                                                                        12

AMENDMENT OF ARTICLES OF INCORPORATION TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK                          12-13

OTHER MATTERS                                                                                                   13

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLAINCE                                                         13

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT THEY EXPECT TO ATTEND IN PERSON, ALL STOCKHOLDERS ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE-PREPAID ENVELOPE FOR THAT PURPOSE. PROXIES ARE REVOCABLE AT ANY TIME, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE, PROVIDED THAT THE STOCK IS HELD IN THEIR RESPECTIVE NAMES AND NOT IN THE NAME OF A STREET NOMINEE.

Requests for additional copies of proxy material should be addressed to Vidur V. Bhogilal, Secretary, SAZTEC International, Inc., 900 Middlesex Turnpike Bldg. 5, Billerica, MA 01821.

                          SAZTEC INTERNATIONAL, INC.
                        900 Middlesex Turnpike Bldg. 5
                             Billerica, MA   01821

                      -----------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be held on April 30, 2002

                      -----------------------------------


               TO THE STOCKHOLDERS OF SAZTEC INTERNATIONAL, INC.


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SAZTEC INTERNATIONAL, INC., (the "Company") will be held at the Company's headquarters at 900 Middlesex Turnpike Bldg. 5, Billerica, MA 01821, on April 30, 2002 at 8:30 A.M., Eastern Standard Time, for the following purposes:

     1. To elect seven (7) Directors of the Board of Directors of the Company, each for the term of one year or until their successors shall have been duly elected and qualified;

     2. To ratify the appointment of Grant Thornton LLP as independent certified public accountants for the year ended June 30, 2002;

     3. To approve a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 10,000,000 to 15,000,000; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on April 1, 2002 are entitled to notice of and to vote at the meeting or any adjournment thereof.

A copy of the Company's 2001 Annual Report on Form 10-KSB, accompanies this Notice. This accompanying document is part of the proxy soliciting material and is incorporated by this reference.


Billerica, Massachusetts             By Order of the Board of Directors
April 10, 2002


                                     /s/Vidur V. Bhogilal
                                     --------------------
                                     Vidur V. Bhogilal, Secretary

                          SAZTEC INTERNATIONAL, INC.
                        900 Middlesex Turnpike Bldg. 5
                              Billerica, MA 01821
                      -----------------------------------
                                PROXY STATEMENT
                              GENERAL INFORMATION

The accompanying Proxy is solicited by the management of SAZTEC International, Inc. (the "Company") to be used at the Annual Meeting of Stockholders to be held on April 30, 2002 at 8:30 a.m., Eastern Time, at the Company's offices at 900 Middlesex Turnpike Bldg. 5, Billerica, MA 01821, and at any adjournment or adjournments thereof. At the meeting, shareholders will vote on the following proposals: (1) the election of seven directors, (2) the ratification of Grant Thornton LLP as independent accountants, (3) the approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 shares to 15,000,000 shares and (4) any other such business which may properly come before the meeting will be transacted.
The shares represented by valid proxies in the enclosed form will be voted as specified if executed and received in time for the meeting. Proxies returned with no indication as to how they should be voted will be voted in favor of each of the proposals listed. The Company would bear the cost of soliciting proxies for the meeting.

Revocability of Proxies

A stockholder who executes and returns the accompanying form of Proxy may revoke it at any time prior to its being voted by signing another form of Proxy bearing a later date, or by signing a written notice of revocation and, in either case, delivering the Proxy or notice to the Secretary of the Company by mail prior to the Annual Meeting or in person at the Annual Meeting. Irrespective of the above, execution of the form of Proxy will not in any way affect a stockholder's privilege to attend the Annual Meeting and vote in person, provided that the stock is held in the stockholder's name and not in the name of a street nominee.

Stockholders' Proposals

Proposals of stockholders of the Company which are intended to be presented at the Company's next Annual Meeting of Stockholders must be received by the Company no later than December 11, 2002 in order that they may be included in the proxy statement and form of proxy relating to that meeting. In addition, any stockholder proposals for the next year's meeting that are submitted after February 24, 2003 will be considered untimely, and proxies for such meeting may confer discretionary authority to vote on any such proposals.

Annual Report

A copy of the Company's 2001 Annual Report on Form 10-KSB accompanies this Proxy Statement.

Outstanding Voting Securities

Only holders of record of the Company's Common Stock, no par value, ("Common Stock") on April 1, 2002 (the "Record Date") are entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof. On April 1, 2001 the Company had issued and outstanding 7,089,596 shares of Common Stock.

Voting of Shares

Each outstanding share of Common Stock is entitled to one vote. However, every stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than seven (7) candidates. However, no stockholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the stockholder has expressed an intention to cumulate votes. In the event of cumulative voting, the Proxy holder intends to cast the votes covered by the Proxy in such manner, as he believes will result in the election of as many of the nominees selected on the Proxy as possible.

LEGAL PROCEEDINGS

On January 26, 2001 Saztec Europe Limited a wholly owned subsidiary of Saztec International Inc. filed a petition for liquidation under section 122 (a) of the Insolvency Act 1986 U.K. It had been determined that the Company's long term business model in Europe would not be profitable based on market conditions for our services.

EXECUTIVE COMPENSATION

The following table sets forth, for the fiscal years ended June30, 2001, June 30, 2000, and June 30, 1999, the compensation received by the Company's Chief Executive Officer and each of the most highly compensated executive officers whose compensation exceeded $100,000 for services rendered to the Company, or would have exceeded $100,000 if they had been employed by the Company for the entire year.

                                                              Annual                                Long Term
                                                              ------                                ---------
                                                           Compensation                         Compensation Award
                                                           ------------                         ------------------

                                                                                       Securities
                                                                                       ----------
                                                                                       Underlying             All Other
                                                                                       ----------             ---------
Name and                                             Salary           Bonus             Options              Compensation
--------                                             ------           -----             -------              ------------
Principal Position                     Year           ($)              ($)                (#)                    ($)
------------------                     ----           ---              ---                ---                    ---
Richard Orlando
Chief Executive Officer                2001          89,519           45,938            291,000
(effective December 12, 2000)          ----

Vidur Bhogilal
Chief Financial Officer                2001          31,789                              50,000
(effective February 15, 2001)          ----

Raymond Barlow
Director of Sales                      2001          58,510                              30,000
(effective February 5, 2001)           ----
(prior to January 15, 2002)

Christopher Parker                     2001          77,224                                                     70,000*
Chief Executive Officer                2000         148,404                             250,000                 11,514
(prior to December 12, 2000)           1999         144,385                             190,000

* Other compensation of $ 70,000 paid to Christopher Parker relates to severance paid pursuant to an employment agreement, between the Company and Mr. Parker.
As of December 12, 2000 Mr. Parker is no longer employed by the Company. The Company is not obligated to make further severance payments to Mr. Parker.

                     Option/SAR Grants in Last Fiscal Year
                               Individual Grants

                         Number of Securities        % of Total Options          Exercise
                          Underlying Options        Granted to Employees          or Base
Name                       SARs Granted (#)            In Fiscal Year          Price ($/sh.)     Expiration Date
----                     --------------------       --------------------       -------------     ---------------
Richard Orlando                 166,000                     39.43 %                .25             Dec. 12, 2005
Richard Orlando                 125,000                     29.69 %                .33             May 17, 2006
Vidur Bhogilal                   50,000                     11.88 %                .28             Feb. 16, 2006
Raymond Barlow                   30,000                      7.13 %                .41            April 16, 2002

Stock Options Exercised

During the fiscal year ended June 30, 2001, no stock options were exercised by the named executives. For the fiscal year ended June 30, 2001, no stock options previously awarded to the named executives were repriced. The following table sets forth, as of June 30, 2001, the exercisable and unexercisable portions of stock options held by the named executives.

                                                                            Number of Securities Underlying
                             Shares Acquired                           Unexercised Options at Fiscal Year End (#)
                                                                       ------------------------------------------
                                                        Value
Name                         on Exercise ($)         Realized ($)         Exercisable             Unexercisable
----                         ---------------         ------------         -----------             -------------
Richard Orlando                            -                    -               58,200                  232,800

Vidur Bhogilal                             -                    -               10,000                   40,000

Raymond Barlow                                                                   6,000                   24,000

As of June 30, 2001, there was no unrealized value with respect to the exercisable or unexercisable portions of the options held by the above-named executives.

Long-Term Incentive Plan Awards

The Company has no Long-term Incentive Plan Awards currently in effect.

Employment Contracts

Mr. Richard Orlando joined the Company as President and CEO, pursuant to a contract entered into with the Company on December 12, 2000. The agreement entails an annual salary of $ 175,000, a bonus plan that would not exceed 50% of the salary subject to achievement of the certain performance objectives, and 166,000 stock options vesting over a five-year period.

Mr. Raymond Barlow joined the Company as Director of Sales on February 5, 2001. Mr. Barlow's annual compensation consists of an annual salary of $ 125,000, an incentive plan of $ 32,000 and 30,000 stock options vesting over a five-year period. Effective January 15, 2002, Mr. Barlow is no longer an employee of the Company.

Mr. Vidur Bhogilal joined the Company on February 15, 2001 as Vice President Finance and Secretary. Mr. Bhogilal's compensation consists of an annual salary of $ 95,000, a bonus plan of $ 20,000 subject to achievement of certain predetermined objectives and 50,000 stock options vesting over a five-year period.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 1, 2002 information concerning the beneficial ownership of the Common Stock of the Company by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director of the Company, and (iii) all directors and executive officers of the Company as a group.

     NAME AND ADDRESS                                                   NO. OF SHARES              PERCENT OWNED/(1)/
     ----------------                                                   -------------              ------------------
     Datamatics Technologies Limited (Datamatics)/(2)/                    7,490,128                         73.59
                                                 -----
     Unit 117/120 SDF 4, SEEPZ
     Andheri East, Mumbai -400096 India

     Maida Vale Limited /(3a, 3b)/                                        7,490,128                         73.59
                        ----------
     P. O. Box 545 St. Helier, Jersey JE4
     8XY, Channel Islands

     Richard P. Kiphart /(4)/                                               386,446                          5.45
                        -----
     222 West Adams
     Chicago, IL 60603

     Robert W. Forsyth /(5)/                                                101,000                          1.42
                       -----
     3568 Fair Oaks Way, Long Boat Key, FL 34228-4167

     Lee R. Petillon /(6)/                                                   58,250                           *
                     -----
     21515 Hawthorne Blvd., #1260
     Torrance, CA  90503

     Tom W. Olofson /(7)/                                                   311,500                          4.37
                    -----
     501 Kansas Avenue
     Kansas City, Kansas,  66105

     Pradeep Barthakur /(8)/                                                307,750                          4.32
                       -----
     26 Derby Lane
     Tyngsboro, MA 01879

     Dr. Lalit S. Kanodia /(9)/                                           7,490,128                         73.59
                          -----
     Unit 117/120 SDF 4, SEEPZ
     Andheri East, Mumbai -400096 India

     Richard J. Orlando /(10)/                                               91,400                          1.27
                        ------
     7 Laconia Circle
     North Andover, MA 01845

     Vidur V. Bhogilal /(11)/                                               174,000                          2.45
                      -------
     30 Royal Crest Drive Apt # 2
     North Andover, MA 01845

     Hans Lindroth /(12)/                                                    25,000                           *
                   ------
     Odelbergs V9
     134 40 GUSTAVBERG Sweden

     All Directors and Officers
     as a Group (8 persons)                                               8,559,028                         81.92

     * Less than one percent (1%)

/(1)/ Based on 7,089,596 shares outstanding on April 1, 2002, and 3,389,505 exercisable options, in the aggregate, on such date, for a total of 10,479,101.

/(2)/ Includes 3,367,842 shares owned by Datamatics and 3,088,105 shares, which Datamatics has the right to acquire upon conversion of a loan from Datamatics to the Company. Also includes 1,034,181 shares owned by Maida Vale Limited ("Maida Vale"), which shares are subject to a voting agreement between Datamatics and Maida Vale.
The Datamatics Group is an India based Global Software and IT Solutions Company. Their expertise spans Software Development, Knowledge Management, Offshore Software Development, Professional Services, Product Enhancement, Support Services and many more. Datamatics has a corporate history of over 25 years, with a current employee strength of 2,300, and clients in 50 countries.

/(3a)/ Includes 1,034,181 shares owned by Maida Vale. Also includes 3,367,842 shares owned by Datamatics, and 3,088,105 shares which Datamatics has the right to acquire upon conversion of a loan from Datamatics to the Company, which shares are subject to a voting agreement between Datamatics, and Maida Vale.

/(3b)/ Maida Vale is wholly owned by Hammerwood (B.V.I.) Limited. Hammerwood is controlled by Elmwood Investment Holdings Ltd., a holding company organized in the British Virgin Islands. The Peder Sager Wallenberg Charitable Trust has the right to receive 25% of 99.9% of all dividends declared by Hammerwood and 99.9% of all assets of Hammerwood distributed upon any liquidation thereof. Additional information about Maida Vale and its affiliates is contained in Amendment No. 7 to the Schedule 13D filed by such persons with the Securities and Exchange Commission on October 26, 2000.

/(4)/ The shares beneficially owned by Mr. Kiphart are issued in the following manner: 350,686 shares owned directly, and 35,760 shares held in total by three trusts for Mr. Kiphart's children, of which Mr. Kiphart's spouse is the trustee.

/(5)/ The shares beneficially owned by Mr. Forsyth consist of 76,000 shares owned directly and vested options to purchase 25,000 shares.

/(6)/ The shares beneficially owned by Mr. Petillon consist of 36,250 shares subject to vested stock options, 12,000 shares owned directly by Mr. Petillon and 10,000 shares owned by Petillon & Hansen, of which Mr. Petillon is a partner.

/(7)/ The shares beneficially owned by Mr. Olofson consist of 271,500 shares owned directly, and vested options to purchase 40,000 shares.

/(8)/ The shares held by Mr. Barthakur consist of 279,000 shares owned directly, and vested rights to purchase 28,750 shares pursuant to stock options.

/(9)/ Dr. Lalit S. Kanodia has beneficial ownership of 96.96% of Datamatics Technologies Ltd.'s outstanding shares. Datamatics directly owns 3,367,842 shares and has the right to acquire 3,088,105 shares upon conversion of a loan given to the Company. Also includes 1,034,181 shares owned by Maida Vale, which shares are subject to a voting agreement between Datamatics and Maida Vale.

/(10)/ The shares held by Mr. Orlando consist of vested options to purchase 91,400 shares.

/(11)/ The shares beneficially owned by Mr. Bhogilal consist of 24,000 shares subject to vested stock options, and 150,000 shares owned directly by Mr. Bhogilal.

/(12)/ The shares held by Mr. Lindroth consist of vested options to purchase 25,000 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On April 11, 2001 the Company sold 310,000 shares of the Company's common stock to Datamatics for a purchase price of $93,000 ($0.30 per share). An additional 390,000 shares were sold to certain of the Company's Directors for an aggregate purchase price of $117,000. The proceeds will be used by the Company for infrastructure enhancement and sales and marketing activities.

On June 30, 2000 Maida Vale loaned the Company $500,000 pursuant to a convertible promissory note. The note was payable in full on June 30, 2001 and bore interest at two percent above the prime rate. Maida Vale had the right to convert the note and accrued interest into shares of the Company's common stock at a conversion price of $0.50 per share. On October 18, 2000 Maida Vale exercised this right and converted the note into 1,034,181 shares of the Company's common stock.

On September 25, 2001 Maida Vale extended its Promissory Note for $ 350,000 for a six-month period ending March 25, 2002. The original note was payable in full on June 30, 2001. The new note bears interest at two percent above the prime rate.

On September 25, 2000 Datamatics loaned the Company $550,000 pursuant to a convertible promissory note. The note was payable in full on September 25, 2001 and bore interest at two percent above the prime rate. Datamatics had the right to convert the note and accrued interest into shares of the Company's common stock at a conversion price of $0.36 per share. On September 25, 2001 Datamatics exercised this right and converted part of the note amounting to $ 250,000 in principal and $ 52,281 in unpaid interest into 839,668 shares of the Company's common stock. The balance $ 300,000 was rolled over into a new Convertible Note. In October, 2001, Datamatics added another $ 300,000 to the new Convertible Note, through a fresh cash infusion. The note is payable in full on November 1 2003 and bears interest at two percent above the prime rate. Datamatics has the right to convert the note and accrued interest into shares of the Company's common stock at a conversion price of $0.20 per share.

Datamatics provides data conversion, imaging, and other services to the Company. Datamatics received payments for such services of $ 381,000 and $ 536,878 for the fiscal years ended June 30, 2000 and 2001, respectively, and $ 1,083,660 for the eight months ended February 28, 2002.

Datamatics America Inc. (DAI) (part of the Datamatics Group) provides professional services to the Company. DAI received payments for such services of $ 15,368.85 for the fiscal year ended June 30, 2001, and $ 49,226.55 for the eight months ended February 28, 2002.

The Company has undertaken marketing and sales efforts for Datamatics Technologies Inc. (DTI) (part of the Datamatics Group). The Company was reimbursed $ 99,768.40, for the eight months ended February 28, 2002, by DTI.

ELECTION OF DIRECTORS

Pursuant to an Agreement dated September 12, 2000 between Maida Vale and Datamatics, and subject to applicable law, the parties to the agreement agreed to vote their shares until the second anniversary of the agreement to elect members of the Company's Board of Directors as follows:

          (a)  one (1) individual nominated by Maida Vale, so long as Maida Vale owns at least fifty percent (50%) of the 1,034,181 shares;
          (b)  subject to (a) above, the individuals nominated by Datamatics so long as Datamatics owns at least fifty percent (50%) of the
               2,018,174 shares.

Maida Vale has nominated Hans Lindroth and Datamatics has nominated the remaining six candidates for election as directors. A total of seven directors are nominated in this election. Each nominee has consented to be named as a nominee and has indicated their intent to serve if elected. Each Director will serve for a term of one year or until their successor is elected and qualified. Unless authority is withheld, the persons named in the enclosed proxy will vote such proxy for the election of the nominees listed below, reserving however full discretion to vote such proxy for other persons if any nominee is unable or unwilling to serve. Any votes so cast may be distributed among the persons voted for in such proportion as the persons named in the enclosed proxy shall see fit. The Board of Directors has no reason to believe that any nominee will be unavailable.

Nominees for Director

     Name                                                      Age             Position with Company
     ----                                                      ---             ---------------------
     Robert W. Forsyth                                          63             Chairman of the Board, Director

     Lalit Kanodia                                              61             Director

     Tom W. Olofson                                             60             Director

     Lee R. Petillon                                            71             Director

     Pradeep Barthakur                                          54             Director

     Hans Lindroth                                              43             Director

     Vidur V. Bhogilal                                          31             Director, Vice President Finance and Secretary

Mr. Forsyth has been a director since June 5, 1997. In January 1999, he was elected Chairman of the Board of Directors. He has extensive experience in systems integration, software development and e-commerce markets. Mr. Forsyth was President and CEO of Travelogix, a travel technology company located in Houston, Texas, from October 1995 until June 2000. Travelogix was a wholly owned subsidiary of Tallard Infologix, N.V. Prior to joining Travelogix, he was President of the Outsourcing Marketing Division of Computer Sciences Corporation, from 1992 and Group Vice President of Program Development, from 1975 to 1987. Mr. Forsyth was President of Synercom Technology in Houston from 1987 to 1992.

Dr. Kanodia was elected director at the regular meeting of the Board of Directors on October 19, 2001. He has been the Chairman of the Datamatics Group of companies since 1975, and on the Board of Directors of various other non-reporting companies. Dr. Kanodia founded the Indian IT industry in India, after obtaining his PhD from Massachusetts Institute of Technology. Dr. Kanodia was a Ford Foundation Fellow and a consultant to numerous multinationals. He has extensive experience in the field of Information Technology, and is on numerous Executive Committees that promote IT.

Mr. Olofson was elected to the Company's Board of Directors in November 1991. Mr. Olofson has been Chairman and Chief Executive Officer of EPIQSystems, Inc. since July 1988. Mr. Olofson also serves as a member of the Board of Directors of various private companies in which he is an investor.

Mr. Petillon was elected to the Company's Board of Directors in August 1988. Since 1978 Mr. Petillon has been in private law practice with the law firm of Petillon & Hansen, dealing primarily in the areas of business, corporation, securities, mergers and acquisitions and corporate finance. Mr. Petillon served as the Company's legal counsel from June 1983 to June 1988.

Mr. Barthakur was elected director at the regular meeting of the Board of Directors on September 12, 1996. Mr. Barthakur is Executive Vice President & Secretary of Datamatics (America) Inc., where he has been employed since 1992. Datamatics (America) Inc. is a part of the Datamatics Group of Companies.

Mr. Lindroth was elected director at the regular meeting of the Board of Directors on February 19, 1998. He lectures frequently on the publishing industry and has been instrumental in developing internet-based systems and electronic publishing, notably for Dagens Nyheter in Sweden. Mr. Lindroth is the Chief Executive Officer of Lingfield AB since April 1998, and prior to that was Vice President of Business Development at Marieberg N.V. since January 1997.

Mr. Bhogilal was elected director at the regular meeting of the Board of Directors on October 19, 2001. Mr. Bhogilal joined the Company on February 15, 2001 as Vice President Finance and Secretary. Mr. Bhogilal is a qualified CPA, Chartered and Cost Accountant and has a law degree. Prior to joining the company, he was Manager Business Development at Datamatics Technologies from 1998. Prior to joining Datamatics he was Manager Finance and Legal at Diamond Trading NV, Belgium from 1995 and with Arthur Andersen, India as Senior Consultant from 1994. Mr. Bhogilal is the son-in-law of Dr. Lalit S. Kanodia.

The election of each director requires the affirmative vote of a majority of the shares of the Common Stock represented at the meeting in person or by proxy, unless cumulative voting is demanded at the Annual Meeting. If cumulative voting is in effect, the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

The Board of Directors recommends that the shareholders vote "FOR" the election as a Director of each of the nominees described above (Proposal 1 on the Proxy
Card).

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

All Directors hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. Each elected Director other than Mr. Robert W. Forsyth, Dr. Lalit S. Kanodia, Mr. Hans Lindroth, and Mr. Vidur V. Bhogilal receives compensation of $1,250 per quarter plus $750 per day for each quarterly board meeting attended. All directors are reimbursed actual expenses to attend regular quarterly meetings of the Board. The Chairman of the Board of Directors receives $3,000 per month plus reimbursement of actual expenses to attend regular meetings. Executive Officers are elected annually by, and serve at the pleasure of, the Board of Directors.

During the 2001 fiscal year, the Board of Directors held five regular meetings. All Directors attended all the meetings with the exception of Mr. Olofson and Hans Lindroth, who attended four.

The Audit Committee of the Board of Directors consists of two directors who are not officers of the Company and are independent as defined by the listing standards of the NASDAQ. The members of the Audit Committee are: Tom W. Olofson and Lee R. Petillon. The Audit Committee held two meetings in 2001 for the purpose of overseeing management's responsibilities for accounting internal controls and financial reporting. After meeting with the independent auditors to review the scope of the audit, the annual fees, and the planned scope of future audits, the Audit Committee recommends the appointment of an independent certified public accounting firm, subject to the Board's approval, for the following fiscal year. The Report of the Audit Committee, which appears below, and the Audit Committee Charter, adopted by the Company's Board of Directors, more fully describe the activities and responsibilities of the Audit Committee. The Compensation Committee, which consists of Directors Pradeep Barthakur, Vidur Bhogilal and Hans Lindroth did not meet during 2001 but form time to time considers and approves grants of compensation and stock options to the Company's key employees. The Company does not have a Nominating Committee.

Report of The Audit Committee

During the fiscal year ended June 30, 2001, the Audit Committee of the Board of Directors held two meetings. The Audit Committee acts under a written Charter first adopted and approved in 2000. In accordance with the Charter, the Audit Committee is responsible for providing independent and objective oversight of the Company's accounting functions, internal controls and financial reporting. The Audit Committee also reviews and reassesses the Charter annually and adopts any amendments necessary to reflect changes in regulatory policies or its responsibilities.

During Fiscal 2001, the Audit Committee reviewed the audit plan and audit scope of the independent auditors, Grant Thornton LLP. The Audit Committee discussed the quality and adequacy of the Company's internal controls with management and the independent auditors. These discussions included a review of the results of the external audit recommendations. In addition, the Audit Committee retained the independent auditors to perform non-audit services, primarily corporate income tax preparation and an audit of the Company's 401(K) Plan. In doing so, the Audit Committee felt assured that these non-audit services would not impact the independence of the independent auditors.

The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of the Company's financial statements for the year ended June 30, 2001 and the interim reviews of the financial statements included in the Company's Forms 10-Q for its fiscal year 2001 were approximately $30,000.

The aggregate fees billed by Grant Thornton LLP for services rendered for fiscal year 2001, other than services reported under audit fees above, were approximately $19,581, for tax services and 401(K) services.

In discharging its oversight responsibility regarding the audit process, the Audit Committee obtained a written statement from the independent auditors describing all relationships between the auditors and the Company that might bear on their independence, consistent with Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees." In addition, the Audit Committee discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees."

Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for the audit of those statements. In fulfilling its responsibilities for the financial statements for fiscal year 2001, the Audit Committee reviewed the audited financial statements of the Company, for the fiscal year ended June 30, 2001, with management and independent auditors. Based on the reviews with management and the independent auditors discussed above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2001, for filing with the Securities and Exchange Commission.

This Report of the Audit Committee is provided by the members of the Audit
Committee: Tom W. Olofson and Lee Petillon.

EXECUTIVE OFFICERS

Executive officers are elected on an annual basis by the Board of Directors and serve at the discretion of the Board. Information is provided under the heading "Directors" above, for the following executive officers: Robert W. Forsyth and Vidur V. Bhogilal. Other executive officers are as follows:

     Name                                  Age                                 Position
     ----                                  ---                                 --------
     Richard J. Orlando                     52                                 President and Chief Executive Officer

Mr. Orlando joined the Company on December 13, 2000, as President and Chief Executive Officer. Mr. Orlando has over 25 years of experience in the Information Technology business. Prior to joining the Company Mr. Orlando was Senior Vice President at Myway.com (a subsidiary of CMGI) from 1996. Prior to that he had worked at Data General, Computertown and Wang Laboratories.

INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board of Directors recommends that Grant Thornton LLP, independent public accountants for the years ended June 30, 1996- 2001, serve in the same capacity for the current fiscal year ending June 30, 2002.

The Board of Directors recommends that the shareholders vote "FOR" the ratification of Grant Thornton LLP as independent public accountants for the fiscal year ended June 30, 2002, (Proposal 2 on the Proxy Card). A representative of Grant Thornton LLP is expected to be present at the annual meeting. The representative will have an opportunity to make a statement and will be available to answer appropriate questions.

AMENDMENT OF ARTICLES OF INCORPORATION TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK

On March 20/th/, 2002, the Company's Board of Directors authorized an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of the Company's Common Stock from 10,000,000 shares to 15,000,000 shares, and recommended that the proposed amendment be submitted to the shareholders of the Company for approval. To effect the increase in the number of authorized shares, the Articles of Incorporation would be amended by deleting in its entirety Article FOURTH and by inserting in lieu thereof the following:

"FOURTH: (a) The Corporation shall have authority to issue two classes of stock, 1,000,000 shares of preferred stock ("Preferred Stock"), and 15,000,000 shares of common stock ("Common Stock").

          (b) The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly-unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series."

The Company's Articles of Incorporation currently authorize 10,000,000 shares of Common Stock. The Company currently has 7,089,596 shares of Common Stock outstanding. However, the Company currently has outstanding options to purchase 3,389,505 shares of Common Stock, which includes a convertible promissory note to Datamatics that is presently convertible by the holder into 3,000,000 shares of Common Stock. Therefore, it is necessary to increase the number of authorized shares of Common Stock to allow for the possible exercise of convertible securities. While there are no present plans, understandings or agreements for issuing shares of Common Stock from the currently authorized shares of Common Stock or the additional shares of stock proposed to be authorized pursuant to the amendment, other than the exercise of outstanding convertible securities, the Board of Directors believes that the increase in authorized shares will better enable the Company to meet its future needs, and give it greater flexibility in responding quickly to advantageous business opportunities.

Approval of the proposed amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting of Stockholders. Accordingly, abstentions and broker non-votes will have the effect of votes against this proposal.

The Board of Directors of the Company recommends a vote FOR the proposal to amend the Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 10,000,000 to 15,000,000 and proxies solicited by the Board of Directors will be so voted unless a shareholder specifies a different choice.

OTHER MATTERS

The Board of Directors is not aware of any matter which may properly be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of the shareholders arise, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies, in the interests of the Company, discretionary authority to do so being included in the proxy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLAINCE

Based on information available to the Company, all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act were filed in a timely manner during the Company's most recent fiscal year.

All shareholders are urged to fill in, sign and promptly return the enclosed proxy card.

                                  By Order of the Board of Directors



                                  /s/Vidur V. Bhogilal
                                  Vidur V. Bhogilal, Secretary

                         PROXY SOLICITED ON BEHALF OF
             THE BOARD OF DIRECTORS OF SAZTEC INTERNATIONAL, INC.
         FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 30, 2002

The undersigned shareholder of SAZTEC INTERNATIONAL, INC., hereby appoints Vidur
V. Bhogilal, the attorney and proxy, with full power of substitution, to vote for the undersigned all shares of any class of shares of capital stock of SAZTEC INTERNATIONAL, INC., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on April 30, 2002 at 8:30 A.M. (Eastern time), at the Company offices at 900 Middlesex Turnpike Bldg. 5, Billerica, MA, 01821 and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. The undersigned acknowledges receipt of this proxy and a copy of the Notice of Annual Meeting and Proxy Statement dated April 1, 2002. Said proxies are directed to vote or to refrain from voting pursuant to the Proxy Statement as checked on the right side hereon upon the following matters, and otherwise in their discretion.

1. ELECTION OF DIRECTORS (To withhold authority to vote for any individual nominee, strike a line through that nominees' name in the list below.)
FOR all nominees listed below (except as marked to the contrary)   WITHHOLD
AUTHORITY to vote for all nominees listed below

         Pradeep Barthakur      Robert W. Forsyth        Hans Lindroth
 Tom W. Olofson      Lalit S. Kanodia       Vidur V. Bhogilal    Lee R. Petillon


2. TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDED JUNE 30, 2002
    FOR     AGAINST      ABSTAIN

3. TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 10,000,000 TO 15,000,000
    FOR     AGAINST      ABSTAIN

                           (Continued on back side)

                            (Continued from front)
4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.
IMPORTANT: Please date this proxy and sign exactly as your name or names appears on your stock certificate. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity please give their titles. If a corporation, please sign in full corporate name by president or by authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                   DATED:__________________ 2002

                                                   _____________________________
                                                      SIGNATURE OF STOCKHOLDER

                                                   DATED:__________________ 2002

                                                   _____________________________
                                                      SIGNATURE IF HELD JOINTLY

         Please mark, sign, date and return this proxy card promptly.